UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
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ENERGY PARTNERS, LTD.

(Name of Registrant As Specified In Its Charter)
ATS INC.
an indirect wholly owned subsidiary of
WOODSIDE PETROLEUM LTD.

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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EXHIBIT INDEX

EXHIBIT INDEX

Exhibit No.
99.1	Press Release issued by ATS Inc., dated September 18, 2006

99.2	Australian Stock Exchange Announcement issued by Woodside Petroleum Ltd., dated September 18, 2006

News Release
ATS RESPONDS TO ENERGY PARTNERS BOARD’S RECOMMENDATION REGARDING ITS ALL CASH PREMIUM TENDER OFFER
•	Energy Partners stockholders deserve to receive a premium for their shares rather than pay a premium

•	Energy Partners Board’s actions further entrench its directors and management

•	ATS legal challenge results in Energy Partners stockholders regaining right to act by majority written consent
Covington, Louisiana, September 18, 2006—ATS Inc., a subsidiary of Woodside Petroleum Ltd. (ASX: WPL), Australia’s largest publicly listed oil and gas company, is disappointed that the Board of Directors of Energy Partners, Ltd. (NYSE: EPL) recommended to its stockholders that they reject the ATS cash offer of $23.00 per share, which is subject to an increase to $24.00 per share under certain circumstances.
EPL stockholders should question why the EPL Board continues to recommend diluting the ownership of existing stockholders and significantly increasing the Company’s debt in order to pay a premium to Stone Energy stockholders under the proposed EPL and Stone Energy merger agreement, instead of recommending the ATS all cash offer.
Under the ATS cash offer EPL stockholders would receive a premium of 25% (30% in certain circumstances) to EPL’s closing price of $18.40 on August 25, 2006, the last trading day prior to the announcement of the ATS offer.
ATS believes that its offer is even more valuable to EPL stockholders today than when first announced given the subsequent and substantial decrease in crude oil and natural gas prices as shown below:
Natural Gas Prices ($/MMBTU)

	08/25/2006	09/15/2006	% Change
Henry Hub Spot Price	$7.40	$4.40	(41%)
New York Mercantile Exchange Average Futures Contract (Next 12 months)	$9.32	$7.45	(20%)
Source: Bloomberg Energy Service
Crude Oil Prices ($/BBL)

	08/25/2006	09/15/2006	% Change
West Texas Intermediate (Cushing)	$72.13	$63.33	(12%)
New York Mercantile Exchange Average Futures Contract Price (Next 12 months)	$75.24	$67.09	(11%)
Source: Bloomberg Energy Service
Since August 25, 2006, the last day of trading prior to the ATS announcement of its offer, the share prices of EPL’s peers, identified by EPL in their proxy statement, have fallen substantially (approximately 10% on average and 13% on an equity market capitalization weighted average).

In light of this decline, ATS believes its offer now represents even better value for EPL stockholders than when originally announced. In addition, it remains more attractive than either the merger with Stone Energy or EPL remaining a stand-alone entity.
ATS President Mark Chatterji said EPL stockholders should be disappointed by their Board’s actions to frustrate the freedom of choice for stockholders, some of which would siphon value from the Company’s stockholders to the Company’s management.
“By adopting a poison pill and implementing excessive change of control severance benefits for executives and other employees, EPL management becomes further entrenched. One has to question if the EPL Board of Directors is committed to realizing value for its stockholders and acting in the stockholders’ best interests,” Mr. Chatterji said.
ATS is pleased that on September 13, 2006 EPL announced revisions to its bylaws, which removed the 85% supermajority requirement for any action to be taken by the written consent of the EPL stockholders. EPL’s Board effectively recognized ATS’s claim that the 85% supermajority requirement was an invalid method of restricting the stockholders’ statutory right to act by written majority consent.
ATS remains confident that EPL stockholders will send a clear message to the EPL Board and management by voting against the Stone Energy transaction.
ATS commenced its cash tender offer on August 31, 2006 and the offer expires at 12:00 midnight, New York City time on Thursday September 28, 2006, unless extended.
The complete terms and conditions of the offer are set forth in the Offer to Purchase and related Letter of Transmittal, copies of which are available by contacting the Information Agent for the offer, Innisfree M&A Incorporated. Stockholders may call toll-free: (877) 456-3427; banks and brokers may call collect: (212) 750-5833.
Media Contact: Roger Martin
Telephone: 011 61 8 9348 4591
IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC: ATS has filed a preliminary proxy statement with the SEC relating to a solicitation of proxies from the stockholders of Energy Partners, Ltd. in connection with its proposed special meeting of stockholders and will file a definitive proxy statement with the SEC. ATS will also file a preliminary consent statement with the SEC relating to a consent solicitation to remove each of the members of Energy Partners, Ltd.’s board of directors and to elect nominees of ATS to the Energy Partners, Ltd. board of directors. The definitive proxy statement and definitive consent statement will each be mailed to the stockholders of Energy Partners, Ltd. EPL STOCKHOLDERS ARE ADVISED TO READ THE DEFINITIVE PROXY STATEMENT, THE DEFINITIVE CONSENT STATEMENT AND OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and stockholders may obtain a free copy of the preliminary proxy statement, and when available, the definitive proxy statement, the preliminary consent statement and the definitive consent statement and other relevant documents filed by ATS at the SEC’s web site at http://www.sec.gov. The definitive proxy statement and definitive consent statement (each when available) and such other documents may also be obtained for free from ATS by directing such requests to Innisfree M&A Incorporated, 501 Madison Avenue, 20th Floor, New York, New York 10022, stockholders call toll-free at (877) 456-3427 (banks and brokers call collect at (212) 750-5833).
ATS, its parent, Woodside Petroleum Ltd and their respective directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies and consents from stockholders of Energy Partners, Ltd. in respect of the proposed transaction. The identity of and information regarding persons who, under the SEC rules, may be considered “participants in the solicitation” of proxies and/or consents from EPL stockholders for use at EPL’s special meeting or otherwise are contained in the preliminary proxy statement filed with the SEC by ATS and will be contained in the preliminary consent statement when filed with the SEC.
This press release is for informational purposes only and does not constitute an offer or invitation to purchase nor a solicitation of an offer to sell any securities of EPL. ATS Inc. has previously filed a Schedule TO with the SEC containing an offer to purchase all of the outstanding shares of common stock of EPL for $23 per share. The tender offer is being made solely by means of the offer to purchase and the exhibits filed with respect thereto (including the related letter of transmittal), which contains the full terms and conditions of the tender offer. Investors and security holders are urged to read the offer to purchase and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they contain (or will contain) important information. Investors and security holders may obtain a free copy of the offer to purchase and other relevant documents (including the exhibits to the offer to purchase) at the SEC’s Web Site at the address provided above. The offer to purchase and such other documents may also be obtained free of charge from ATS by directing such request to: Innisfree M&A Incorporated at the address provided above.

ASX Announcement (ASX:WPL) Monday 18 September 2006 5:15 PM (AWST)

Media	Investors
Roger Martin	Mike Lynn
W: + 61 8 9348 4591	W: + 61 8 9348 4283
M: + 61 413 018 674	M: + 61 439 691 592
E: roger.martin@woodside.com.au	E: mike.lynn@woodside.com.au
Woodside subsidiary responds to EPL Board recommendation on tender offer
ATS Inc., a subsidiary of Woodside Petroleum Ltd., is disappointed that the Board of Directors of Energy Partners, Ltd. has recommended to its stockholders that they reject the ATS cash offer of US$23.00 per share, which is subject to an increase to US$24.00 per share under certain circumstances.
Attached is a media release issued by ATS.
Woodside Petroleum Ltd., GPO Box D188, Perth, Western Australia 6000. Tel: +61 8 9348 4000
www.woodside.com.au            A.B.N. 55 00 4 898 962

News Release
ATS RESPONDS TO ENERGY PARTNERS BOARD’S RECOMMENDATION REGARDING ITS ALL CASH PREMIUM TENDER OFFER
•	Energy Partners stockholders deserve to receive a premium for their shares rather than pay a premium

•	Energy Partners Board’s actions further entrench its directors and management

•	ATS legal challenge results in Energy Partners stockholders regaining right to act by majority written consent
Covington, Louisiana, September 18, 2006—ATS Inc., a subsidiary of Woodside Petroleum Ltd. (ASX: WPL), Australia’s largest publicly listed oil and gas company, is disappointed that the Board of Directors of Energy Partners, Ltd. (NYSE: EPL) recommended to its stockholders that they reject the ATS cash offer of $23.00 per share, which is subject to an increase to $24.00 per share under certain circumstances.
EPL stockholders should question why the EPL Board continues to recommend diluting the ownership of existing stockholders and significantly increasing the Company’s debt in order to pay a premium to Stone Energy stockholders under the proposed EPL and Stone Energy merger agreement, instead of recommending the ATS all cash offer.
Under the ATS cash offer EPL stockholders would receive a premium of 25% (30% in certain circumstances) to EPL’s closing price of $18.40 on August 25, 2006, the last trading day prior to the announcement of the ATS offer.
ATS believes that its offer is even more valuable to EPL stockholders today than when first announced given the subsequent and substantial decrease in crude oil and natural gas prices as shown below:
Natural Gas Prices ($/MMBTU)

	08/25/2006	09/15/2006	% Change
Henry Hub Spot Price	$7.40	$4.40	(41%)
New York Mercantile Exchange Average Futures Contract (Next 12 months)	$9.32	$7.45	(20%)
Source: Bloomberg Energy Service
Crude Oil Prices ($/BBL)

	08/25/2006	09/15/2006	% Change
West Texas Intermediate (Cus hing)	$72.13	$63.33	(12%)
New York Mercantile Exchange Average Futures Contract Price (Next 12 months)	$75.24	$67.09	(11%)
Source: Bloomberg Energy Service
Since August 25, 2006, the last day of trading prior to the ATS announcement of its offer, the share prices of EPL’s peers, identified by EPL in their proxy statement, have fallen substantially (approximately 10% on average and 13% on an equity market capitalization weighted average).

In light of this decline, ATS believes its offer now represents even better value for EPL stockholders than when originally announced. In addition, it remains more attractive than either the merger with Stone Energy or EPL remaining a stand-alone entity.
ATS President Mark Chatterji said EPL stockholders should be disappointed by their Board’s actions to frustrate the freedom of choice for stockholders, some of which would siphon value from the Company’s stockholders to the Company’s management.
“By adopting a poison pill and implementing excessive change of control severance benefits for executives and other employees, EPL management becomes further entrenched. One has to question if the EPL Board of Directors is committed to realizing value for its stockholders and acting in the stockholders’ best interests,” Mr. Chatterji said.
ATS is pleased that on September 13, 2006 EPL announced revisions to its bylaws, which removed the 85% supermajority requirement for any action to be taken by the written consent of the EPL stockholders. EPL’s Board effectively recognized ATS’s claim that the 85% supermajority requirement was an invalid method of restricting the stockholders’ statutory right to act by written majority consent.
ATS remains confident that EPL stockholders will send a clear message to the EPL Board and manage ment by voting against the Stone Energy transaction.
ATS commenced its cash tender offer on August 31, 2006 and the offer expires at 12:00 midnight, New York City time on Thursday September 28, 2006, unless extended.
The complete terms and conditions of the offer are set forth in the Offer to Purchase and related Letter of Transmittal, copies of which are available by contacting the Information Agent for the offer, Innisfree M&A Incorporated. Stockholders may call toll- free: (877) 456-3427; banks and brokers may call collect: (212) 750-5833.
Media Contact: Roger Martin
Telephone: 011 61 8 9348 4591
IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC: ATS has filed a preliminary proxy statement with the SEC relating to a solicitation of proxies from the stockholders of Energy Partners, Ltd. in connection with its proposed special meeting of stockholders and will file a definitive proxy statement with the SEC. ATS will also file a preliminary consent statement with the SEC relating to a consent solicitation to remove each of the members of Energy Partners, Ltd.’s board of directors and to elect nominees of ATS to the Energy Partners, Ltd. board of directors. The definitive proxy statement and definitive consent statement will each be mailed to the stockholders of Energy Partners, Ltd. EPL STOCKHOLDERS ARE ADVISED TO READ THE DEFINITIVE PROXY STATEMENT, THE DEFINITIVE CONSENT STATEMENT AND OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and stockholders may obtain a free copy of the preliminary proxy statement, and when available, the definitive proxy statement, the preliminary consent statement and the definitive consent statement and other relevant documents filed by ATS at the SEC’s web site at http://www.sec.gov. The definitive proxy statement and definitive consent statement (each when available) and such other documents may also be obtained for free from ATS by directing such requests to Innisfree M&A Incorporated, 501 Madison Avenue, 20th Floor, New York, New York 10022, stockholders call toll-free at (877) 456-3427 (banks and brokers call collect at (212) 750-5833).
ATS, its parent, Woodside Petroleum Ltd and their respective directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies and consents from stockholders of Energy Partners, Ltd. in respect of the proposed transaction. The identity of and information regarding persons who, under the SEC rules, may be considered “participants in the solicitation” of proxies and/or consents from EPL stockholders for use at EPL’s special meeting or otherwise are contained in the preliminary proxy statement filed with the SEC by ATS and will be contained in the preliminary consent statement when filed with the SEC.
This press release is for informational purposes only and does not constitute an offer or invitation to purchase nor a solicitation of an offer to sell any securities of EPL. ATS Inc. has previously filed a Schedule TO with the SEC containing an offer to purchase all of the outstanding shares of common stock of EPL for $23 per share. The tender offer is being made solely by means of the offer to purchase and the exhibits filed with respect thereto (including the related letter of transmittal), which contains the full terms and conditions of the tender offer. Investors and security holders are urged to read the offer to purchase and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they contain (or will contain) important information. Investors and security holders may obtain a free copy of the offer to purchase and other relevant documents (including the exhibits to the offer to purchase) at the SEC’s Web Site at the address provided above. The offer to purchase and such other documents may also be obtained free of charge from ATS by directing such request to: Innisfree M&A Incorporated at the address provided above.